UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
AMENDMENT NO. 1
to
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
January 7, 2011
Date of Report (Date of earliest event reported)
Archipelago Learning, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34555	27-0767387

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3232 McKinney Avenue, Suite 400
Dallas, Texas	75204

(Address of principal executive offices)	(Zip Code)
(800) 419-3191
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Archipelago Learning, Inc. (the “Company”) Current Report on Form 8-K filed on January 7, 2011 is being filed to provide a revised executed copy of the separation agreement between the Company and James B. Walburg (the “Separation Agreement”), previously filed as Exhibit 10.2. The revised Separation Agreement filed herewith contains minor modifications, and the disclosure contained in Item 5.02 and Item 8.01 of the previously filed Current Report on Form 8-K has not been updated or modified in any other way.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Separation Agreement between Archipelago Learning, Inc. and James B. Walburg, dated as of January 7, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHIPELAGO LEARNING, INC.
/s/ Tim McEwen
Name:	Tim McEwen
Title:	President and Chief Executive Officer

Date: January 7, 2011

Exhibit	Description
10.1	Separation Agreement between Archipelago Learning, Inc. and James B. Walburg, dated as of January 7, 2011